May 1, 2013

Patrick F. Scott, Esquire

Office of Insurance Products

Division of Investment Management

U.S. Securities & Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re: T. Rowe Price Equity Series, Inc.

  T. Rowe Price Blue Chip Growth Portfolio

  T. Rowe Price Blue Chip Growth Portfolio–II

  T. Rowe Price Equity Income Portfolio

  T. Rowe Price Equity Income Portfolio–II

  T. Rowe Price Equity Index 500 Portfolio

  T. Rowe Price Health Sciences Portfolio

  T. Rowe Price Health Sciences Portfolio–II

  T. Rowe Price Mid-Cap Growth Portfolio

  T. Rowe Price Mid-Cap Growth Portfolio–II

  T. Rowe Price New America Growth Portfolio

  T. Rowe Price Personal Strategy Balanced Portfolio

 File Nos.: 033-52161/811-07143

 T. Rowe Price Fixed Income Series, Inc.

  T. Rowe Price Limited-Term Bond Portfolio

  T. Rowe Price Limited-Term Bond Portfolio–II

  T. Rowe Price Prime Reserve Portfolio

 File Nos.: 033-52749/811-07153

 T. Rowe Price International Series, Inc.

  T. Rowe Price International Stock Portfolio

 File Nos.: 033-52171/811-07145

Dear Mr. Scott:

This letter is being filed in accordance with Rule 497(j) of the Securities Act of 1933. There are no changes to the funds’ Statement of Additional Information (“SAI”) or prospectuses that were filed under Rule 485(b) on April 26, 2013.

The prospectuses and SAI went effective automatically on May 1, 2013. These documents will be used for the offer and sale of Fund shares.

If you have any questions about this filing, please give me a call at 410-345-4981 or, in my absence, Brian R. Poole at 410-345-6646.

Sincerely,

/s/Tawanda L. Cottman
Tawanda L. Cottman